FEDERATED INSTITUTIONAL SHORT DURATION GOVERNMENT FUND

(A PORTFOLIO OF FEDERATED INSTITUTIONAL TRUST)

     SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE, DATED SEPTEMBER 30, 1998

I. At the June 21, 1999 shareholder meeting, shareholders approved the following changes to become effective July 1, 1999:

                  (1) Elected seven Trustees.

                  (2) Ratified the selection of the Trust's independent auditors.

                  (3) Made changes to the Fund's fundamental investment limitations:

                      (a) Amended the Fund's fundamental investment limitation regarding diversification to read as follows:

                             "With respect to securities comprising 75% of the
                           value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

                      (b) Amended the Fund's fundamental investment limitation regarding borrowing money and issuing senior securities to read as follows:

                             "The Fund may borrow money, directly or indirectly,
and issue senior securities to the maximum extent permitted under the 1940 Act."

                      (c) Amended the Fund's fundamental investment limitation regarding investments in real estate to read as follows:

                             "The Fund may not purchase or sell real estate,
                           provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

                      (d) Amended the Fund's fundamental investment limitation concerning investments in commodities to read as follows:

                             "The Fund may not purchase or sell physical
commodities, provided that the Fund may purchase securities of companies that deal in commodities."

                      (e) Amended the Fund's fundamental investment limitation regarding underwriting securities to read as follows:

                             "The Fund may not underwrite the securities of
                           other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

                      (f) Amended the Fund's fundamental investment limitation regarding lending by the Fund to read as follows:

                             "The Fund may not make loans, provided that this
                           restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

                      (g) Amended the Fund's fundamental investment limitation regarding concentration of the Fund's investments in the securities of companies in the same industry to read as follows:

                             "The Fund will not make investments that will
                           result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration tests so long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

                      (h) Amended, and made non-fundamental, the Fund's fundamental investment limitation regarding buying securities on margin to read as follows:

                             "The Fund will not purchase securities on margin,
                           provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

                      (i) Amended, and made non-fundamental, the Fund's fundamental investment limitation regarding pledging assets to read as follows:

                             "The Fund will not mortgage, pledge, or hypothecate
                           any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

                  (4) Eliminated the Fund's fundamental investment limitation on selling securities short.

II. The following actions were taken by the Board of Trustees with regard to non-fundamental limitations:

                  (1) Amended the Fund's non-fundamental investment limitation regarding illiquid securities to read as follows:

                      "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets."

                  (2) Approved the elimination of the following undertaking of the Fund:

     "The Fund does not expect to borrow money or invest in reverse repurchase agreements in excess of 5% of the value of its net assets during the coming fiscal year."

                  (3) Approved the addition of a non-fundamental investment limitation as follows when applying the concentration restriction to the Fund:

                      "In applying the Fund's concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities."

                  (4) Approved the elimination of the of the Fund's
                      non-fundamental investment policy pertaining to when-issued and delayed delivery transactions that provides that the Fund will not engage in such transactions to an extent that would cause the segregation of more than 20% of the value of its total assets.

                                                                   June 21, 1999

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Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 31420B102
G02647-03 (6/99)